Filed Pursuant to Rule 497(a)
File No. 333-222419
Rule 482 AD

OFS Capital Corporation Commences Offering of Notes

Chicago, IL – October 8, 2019 –OFS Capital Corporation (the “Company”) (Nasdaq: OFS) announced today that it has commenced an underwritten offering of unsecured notes (the “Notes”), subject to market and other conditions. The Company has submitted an application for the Notes to be listed and trade on The Nasdaq Global Select Market under the trading symbol “OFSSI”. If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date. The interest rate and other terms of the Notes will be determined at the time of pricing of the offering. The Notes are expected to have a private credit rating of BBB+ from Egan-Jones Ratings Company.*

The Company intends to use the net proceeds of the offering to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes. The Company also intends to use a portion of the net proceeds from the offering to repay outstanding indebtedness under its revolving credit facility. As of October 7, 2019, the Company had $45.8 million of indebtedness outstanding under the credit facility.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), Janney Scott Montgomery LLC, and BB&T Capital Markets, a division of BB&T Securities, LLC, are acting as joint book-running managers for the offering. Incapital LLC and National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NasdaqCM: NHLD) are acting as lead managers for the offering.

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated October 8, 2019, and accompanying prospectus, dated June 25, 2019, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com.

About OFS Capital Corporation

OFS Capital Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company. OFS Capital's investment objective is to provide stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. OFS Capital invests primarily in privately held middle-market companies in the United States, including lower-middle-market companies, targeting investments of $3 to $20 million in companies with annual EBITDA between $3 million and $50 million. OFS Capital offers flexible solutions through a variety of asset classes including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. OFS Capital's investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 19401 and headquartered in Chicago, Illinois, with additional offices in New York and Los Angeles.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

1 Registration does not imply a certain level of skill or training.

SOURCE: OFS Capital Corporation

OFS Capital Corporation
INVESTOR RELATIONS:
Steve Altebrando, 646-652-8473
saltebrando@ofsmanagement.com